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                                                                    EXHIBIT 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
Epoch Biosciences, Inc.:

        We consent to the use of our report incorporated herein by reference in the registration statement on Form S-8.

/s/KPMG LLP

Seattle, Washington
August 21, 2001